                                                                EXHIBIT 99(b)(4)


STRICTLY CONFIDENTIAL
--------------------------------------------------------------------------------
PRESENTATION TO



NORWOOD PROMOTIONAL
PRODUCTS, INC.



November 14, 1997






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
TABLE OF CONTENTS
--------------------------------------------------------------------------------


     1.   Executive Summary

     2.   Recent Stock Price and Earnings Performance

     3.   Valuation Analysis

     4.   Summary of Indicative Terms

          - Senior Credit Facility

          - Senior Subordinated Notes

     5.   Transaction Structure and Issues to Consider


     Appendix

     A.   Detailed Financial Models

          - Base Case

          - Initial Case

     B.   Comparable Company Public Multiples Analysis

     C.   Comparable Company Acquisition Multiples Analysis



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--------------------------------------------------------------------------------


                               EXECUTIVE SUMMARY

--------------------------------------------------------------------------------

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------



     o Merrill Lynch & Co. ("Merrill Lynch") reviewed the feasibility of a leveraged recapitalization (the "Recapitalization") for Norwood Promotional Products, Inc. ("Norwood")

     o    Initial constraints included:

          *    $20/share purchase price of public shares (4.02 million shares)

          * Financing for the Recapitalization to be provided through debt markets only

          *    All existing bank debt to be refinanced

          *    EBITDA for the year ended August 30, 1997 of $22.5 million

     o    The sources and uses of funds for the Initial Case are as follows:

             USES OF FUNDS                              SOURCES OF FUNDS
-----------------------------------------    ------------------------------------
Purchase of Equity                 $ 80.4    Revolving Credit Facility     $  7.2
Refinance Existing Debt              60.7    A Term Loan                     40.0
Estimated Fees and Expenses           6.1    Senior Subordinated Notes      100.0
                                   ------                                  ------
  Total uses of funds              $147.2      Total sources of funds      $147.2
                                   ======                                  ======



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                                                                               1

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
Review of Initial Case

     o    Pro forma credit statistics:

                                                                    PRO FORMA
                                                                FISCAL YEAR ENDED
                                                                 AUGUST 30, 1997
                                                               -------------------
                    EBITDA/Total Interest Expense                       1.5x
                    EBITDA-CapEx/Total Interest Expense                 1.2x
                    Total Debt/EBITDA                                   6.6x
                    Total Debt/Total Book Capitalization              128.0%

     o    Comments:

          * Coverage ratio (EBITDA/Total Interest Expense) at low-end of leveraged buyout structures

          * Leverage ratio (Total Debt/EBITDA) limits future financial flexibility

          *    Rating agency concern over substantial negative book equity



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EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
Description of Base Case


     o An alternative scenario (the "Base Case") preserves Norwood's liquidity and financial flexibility

          * Financing for the Recapitalization includes $20 million of contributed equity

     o    The sources and uses of funds for the Base Case as follows:

               USES OF FUNDS                                SOURCES OF FUNDS
     ---------------------------------------     ----------------------------------------
     Purchase of Equity            $ 80.4         Revolving Credit Facility       $  2.2
     Refinance Existing Debt         60.7         A Term Loan                       25.0
     Estimated Fees and Expenses      6.1         Senior Subordinated Notes        100.0
                                                  Common Equity                     20.0
                                   ------                                         ------
     Total Uses of Funds           $147.2         Total Sources of Funds          $147.2
                                   ======                                         ======

     o    Pro forma credit statistics:                      PRO FORMA
                                                         FISCAL YEAR ENDED
                                                          AUGUST 30, 1997
                                                       --------------------
          EBITDA/Total Interest Expense                        1.8x

          EBITDA-CapEx/Total Interest Expense                  1.4x

          Total Debt/EBITDA                                    5.7x

          Total Debt/Total Book Capitalization               110.6%



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                                                                               3

EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
Review of Base Case


     o Capital structure in Base Case consistent with strategic objectives

        * Provides Senior Debt capacity as "dry powder" to make opportunistic acquisitions

        * Appears to strike balance between cost of capital and financial flexibility

     o Attractive market conditions in both high yield and private equity sectors permit aggressive financings at attractive levels

     o Norwood's guidelines for an optimal capital structure should consider:

        * Free cash flow available for debt amortization

        * Realization of anticipated synergies and cost savings from completed acquisitions

        * The likelihood of material future acquisitions and timing





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                                                                               4

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
M & A Considerations

     o The management team and its advisors must have confidence that the offer price for the shares of NPPI will be deemed by a Special Committee formed by the Company's Board of Directors and its advisor to be within a range of fairness after a thorough review has been made of the Company

     o   Determination of the fair value of the Company will be difficult

         * acquisitions of comparable companies are primarily those made by Norwood and are small with little publicly disclosed financial information

         *    few publicly traded comparable companies exist

         * valuation is therefore to be determined primarily by the discounted cash flow valuation

     o It is likely that the Company will be "put in play" on announcement of tender

         * while the value of the Company will be reduced without its current management, there are several potential buyers with deep pockets who may be in the position to acquire the Company

         * it will clearly be prudent to be prepared for the event that a new buyer emerges.



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                                                                               5

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
Next Steps



     o    Determine appropriate capital structure and need for financial sponsor

     o    Identify and approach financial sponsors

     o    Establish timetable and responsibility schedule

     o    Detailed organizational meeting and commence due diligence

     o Initial approach to Board of Directors to form Special Committee of independent directors

     o    Prepare filing documents




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--------------------------------------------------------------------------------



                  RECENT STOCK PRICE AND EARNINGS PERFORMANCE



--------------------------------------------------------------------------------

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Daily Stock Price Performance - LTM




                                    [GRAPH]


---------------------
Comparable Composite: Cyrk Inc., Equity Marketing, HA-LO Industries and Swiss Army Brands.

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                                                                               7

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Daily Stock Price Performance Since IPO




                                    [GRAPH]


---------------------
Comparable Composite: Cyrk Inc., Equity Marketing, HA-LO Industries and Swiss Army Brands.

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                                                                               8

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Analysis of Trading Volume - LTM



              PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

                                    [CHART]

             PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

                                    [CHART]




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                                                                               9

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Analysis of Trading Volume Since IPO
(includes volume from IPO in June 1993 and secondary offering in December 1995)


              PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

                                    [CHART]

             PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

                                    [CHART]




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                                                                              10

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
Shareholder Ownership Profile



                                                                                      % OF TOTAL               % OF
                                                                  TOTAL SHARES        OUTSTANDING          PUBLIC FLOAT
                                                                  ------------        -----------          ------------
INSTITUTIONAL HOLDINGS(a)

     TCW Group Incorporated                                          475,500              9.42%                11.80%
     Thomson Horstmann & Bryant                                      460,000              9.12%                11.41%
     Neuberger & Berman                                              401,600              7.96%                 9.96%
     T Rowe Price Associates                                         300,000              5.94%                 7.44%
     Hathaway & Associates                                           227,500              4.51%                 5.64%
     Heartland Advisors Inc.                                         200,000              3.96%                 4.96%
     Glickenhaus & Company                                           140,100              2.78%                 3.48%
     Dimensional Fund Advisors                                       131,200              2.60%                 3.25%
     GHS Management Inc.                                             127,500              2.53%                 3.16%
     Putmman Investment Management                                   112,300              2.23%                 2.79%
                                                                  ----------           -------               -------
               TOP TEN INSTITUTIONS                                2,575,700             51.04%                63.89%
               ALL OTHER INSTITUTIONS                                460,162              9.12%                11.41%
                                                                  ----------           -------               -------
     TOTAL INSTITUTIONAL OWNERSHIP(b)                              3,035,862             60.16%                75.31%


INSIDER HOLDINGS(c)

     Frank P. Krasovec                                               652,917             12.94%
     John K. Finnell                                                 193,001              3.82%
     Robert P. Whitesell                                             108,023              2.14%
                                                                  ----------           -------
               MAJOR INSIDER HOLDINGS                                953,941             18.90%
     All Other Insider Holdings                                       61,417              1.22%
                                                                  ----------           -------
               TOTAL INSIDERS                                      1,015,358             20.12%
                                                                  ==========           =======
RETAIL HOLDINGS                                                      995,396             19.72%                24.69%
                                                                  ----------           -------               -------
TOTAL PUBLIC FLOAT                                                 4,031,258             79.88%               100.00%
                                                                  ----------           -------               =======
TOTAL SHARES OUTSTANDING(d)                                        5,046,616            100.00%
                                                                  ==========           =======

OPTIONS AND WARRANTS OUTSTANDING(e)                                  353,915
                                                                  ----------
TOTAL SHARES OUTSTANDING INCLUDING OPTIONS AND WARRANTS            5,400,531
                                                                  ==========


--------------------------------------------------
(a)  Source: CDA/Spectrum as of 9/30/97
(b) Includes 13-F institutions, domestic mutual funds, insurance companies, pension funds, and variable annuities as defined by CDA/Spectrum
(c) Source: Proxy dated 12/20/96 and SEC press releases. Includes direct and indirect share ownership and excludes options and warrants
(d)  Source: Form 10-Q dated 6/30/97
(e)  Management holds 38% or 134,118 of outstanding options and warrants



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                                                                              11

--------------------------------------------------------------------------------



                               VALUATION ANALYSIS



--------------------------------------------------------------------------------

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Summary of Valuation Methodology

                                   --------------------------------
                                        Preliminary Valuation
                                              Analysis
                                   --------------------------------

--------------------------------   --------------------------------        --------------------------------
       Comparable Public                  Discounted Cash                              Comparable
           Companies                       Flow Analysis                              Acquisitions
--------------------------------   --------------------------------        --------------------------------
o  Analysis of valuations for      o  Present value of projected           o  Analysis of pricing of relevant
   relevant peer groups               unlevered free cash flows               acquisitions

o  Review of historical and        o  Terminal multiples of 6.0x-8.0x      o  Review of historical and
   projected trading multiples        2004 LTM EBITDA                         projected multiples paid

o  Adjustments for non-            o  Discount rates of 11.0%-13.0%
   recurring items

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                                                                              12

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Preliminary Valuation Summary of Norwood

                                    [GRAPH]

IMPLIED                                                                              AUG-97
MULTIPLES:                                                                           RESULTS
----------------                                                                    ---------
1997 Sales               0.75x-1.00x       0.85x-1.10x          WACC 11%-13%         $175.8
1997 EBITDA                6.0-8.0                            EBITDA Multiples         23.1
1997 EBIT                  8.0-12.0                             6.0x to 8.0x           15.0
1998 Net Income           11.0-14.0                                                     9.0



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                                                                              13

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Summary of Comparable Companies

          COMPANY                     MARKET VALUE             MARKET CAP.                           DESCRIPTION
-----------------------------       ----------------         ---------------              -----------------------------------------
Bemrose Corporation                     $289.1                   $333.8                   Bemrose is the largest supplier of
                                                                                          advertising and promotional products in
                                                                                          the UK. Bemrose produces imprinted
                                                                                          products such as calendars, diaries, pens
                                                                                          and etched crystal for corporate and
                                                                                          retail customers. Clients include British
                                                                                          Airways, Microsoft and Visa International.
                                                                                          Bemrose also prints security documents
                                                                                          such as bank checks, government and
                                                                                          university documents.

Cyrk Inc.                               $171.9                   $174.4                   Cyrk designs, develops, manufactures, and
                                                                                          distributes products for promotional
                                                                                          programs and custom-designed sports
                                                                                          apparel and accessories. Promotional
                                                                                          product programs include T-shirts,
                                                                                          pullovers, sports bags, caps and watches.
                                                                                          Cyrk's business is heavily concentrated
                                                                                          with its two largest customers, Pepsi-Cola
                                                                                          and Philip Morris, accounting for 38% and
                                                                                          30% of 1996 net sales, respectively.

Equity Marketing                        $170.4                   $156.9                   Equity Marketing designs, develops,
                                                                                          produces and distributes custom toy, gift
                                                                                          and other products based on characters
                                                                                          from television and movies such as cartoon
                                                                                          figurines, plush toys, action vehicles,
                                                                                          and play sets. Equity Marketing sells its
                                                                                          products domestically and internationally
                                                                                          to fast food restaurant chains, oil
                                                                                          companies, and mass market retailers for
                                                                                          use in promotional campaigns.

HA-LO Industries                        $550.7                   $589.2                   HA-LO Industries markets and distributes
                                                                                          advertising specialty and promotional
                                                                                          products through a network of eleven
                                                                                          showrooms and 2,500 vendors. Products
                                                                                          include jackets, hats, T-shirts,
                                                                                          calendars, pens, coffee mugs and key
                                                                                          chains. HA-LO also conducts telemarketing
                                                                                          services through a network of 1,400
                                                                                          telephone representatives.

Swiss Army Brands                        $88.3                    $84.6                   Swiss Army Brands is the exclusive U.S.,
                                                                                          Canadian and Caribbean distributor of the
                                                                                          Victorinox Swiss Army Knife, Victorinox
                                                                                          cutlery and Victorinox watches. It also
                                                                                          sells its own line of watches and other
                                                                                          products under its Swiss Army brand. Swiss
                                                                                          Army Brands also imprints its products
                                                                                          with corporate names and logos and sells
                                                                                          its products through distributors to
                                                                                          corporations and other organizations for
                                                                                          promotional purposes.



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                                                                              14

VALUATION ANALYSIS
--------------------------------------------------------------------------------
P/E Multiples for Comparable Companies


Multiple of Market Value of                    Multiple of Market
   Equity to 1998E EPS(a)                 Capitalization to LTM EBITDA
---------------------------               ----------------------------

         [CHART]                                     [CHART]


-----

(a) Calendarized EPS Estimates from First Call; prices as of November 7, 1997.
(b) 1998E EPS Average excludes Norwood. LTM EBITDA Average excludes HA-LO, Norwood and Swiss Army.


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                                                                              15

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Summary Financial Information
(Dollars in millions except per share data)


                                                                 FISCAL YEAR ENDED
                                   ---------------------------------------------------------------------------------
                                   AUGUST 28,        SEPTEMBER 3,    SEPTEMBER 2,      AUGUST 31,         AUGUST 30,
                                      1993             1994(a)          1995             1996(b)            1997(c)
                                   ----------        ------------    ------------      ----------         ----------
INCOME STATEMENT

Sales                              $     49.3        $     62.4      $    103.9        $    152.0         $    175.8
  Growth                                 31.9%             26.5%           66.5%             46.3%              15.7%
EBITDA                                    7.2               8.5            14.5              18.7               23.1
EBIT                                      5.3               6.3            10.5              12.0               15.0
Interest Expense, Gross                   2.0               1.0             3.6               3.5                3.0
Net Income(d)                             1.8               3.3             4.0               5.0                7.4
Fully Diluted EPS(d)               $     0.76        $     0.93      $     1.10        $     0.99         $     1.34
  Growth                                230.4%             22.4%           18.3%             (9.7)%             35.3%

CASH FLOW STATEMENT

Cash Flow(e)                              3.5               5.5             7.8              11.2               13.7
Depreciation & Amortization               1.8               2.2             4.0               6.7                8.2
Capital Expenditures                      1.2               1.4             2.1               4.9                4.9

BALANCE SHEET

Total Debt(f)                             8.0              32.2            62.9              47.7               61.4
Net Debt                                  7.8              31.7            60.7              45.8               58.8
Shareholders' Equity                     13.5              16.9            21.0              57.4               51.3

OPERATING MARGINS

EBITDA Margin                            14.5%             13.7%           13.9%             12.3%              13.2%
EBIT Margin                              10.8%             10.2%           10.1%              7.9%               8.5%
Net Margin                                3.6%              5.3%            3.9%              3.3%               4.2%

SUMMARY CREDIT SERVICES

EBITDA/Interest Expense, Gross            3.6x              8.3x            4.0x              5.4x               7.7x
Total Debt/EBITDA                         1.1x              3.8x            4.3x              2.5x               2.7x
Total Debt/Capitalization                37.1%             65.6%           74.9%             45.4%              54.5%
Net Debt/Capitalization                  36.3%             64.6%           72.4%             43.6%              52.2%


--------------------

(a) Adjusted for extraordinary loss from debt extinguishment of $.58 million, $.34 million net of tax

(b)  Adjusted for restructuring charge of $1.64 million, $.98 million net of tax

(c) Adjusted for extraordinary charge of $1.82 million, $1.08 million net of tax and refinancing charge of $.24 million

(d)  From continuing operations

(e)  Cash flow defined as Net Income + Depreciation & Amortization + Deferred
     Taxes

(f)  Includes capital leases

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Acquisition Pricing Matrix
(Dollars in millions, except per share data)

                                                             TRANSACTION VALUE AS MULTIPLE OF:       OFFER VALUE AS MULTIPLE OF:
                                                             ---------------------------------   ---------------------------------
 OFFER         OFFER      OFFER        NET     TRANSACTION     1997        1997        1997        1997        1998        1997
 PRICE        PREMIUM     VALUE        DEBT       VALUE       SALES       EBITDA       EBIT         EPS         EPS     BOOK VALUE
--------      --------   --------    --------  -----------   --------    --------    --------    --------    --------   ----------
$  16.00         0.0%    $   80.7    $   58.8    $  139.6        0.79x        6.0x        9.3x       11.8x        9.0x       1.57x
   16.80         5.0%        84.8        58.8       143.6        0.82         6.2         9.6        12.4         9.5        1.65
   17.60        10.0%        88.8        58.8       147.6        0.84         6.4         9.8        12.9         9.9        1.73
   18.40        15.0%        92.9        58.8       151.7        0.86         6.6        10.1        13.5        10.4        1.81
   19.20        20.0%        96.9        58.8       155.7        0.89         6.7        10.4        14.1        10.8        1.89
   20.00        25.0%       100.9        58.8       159.7        0.91         6.9        10.6        14.7        11.3        1.97
   20.80        30.0%       105.0        58.8       163.8        0.93         7.1        10.9        15.3        11.7        2.05
   21.60        35.0%       109.0        58.8       167.8        0.95         7.3        11.2        15.9        12.2        2.12
   22.40        40.0%       113.0        58.8       171.9        0.98         7.4        11.5        16.5        12.6        2.20
   23.20        45.0%       117.1        58.8       175.9        1.00         7.6        11.7        17.1        13.1        2.28
   24.00        50.0%       121.1        58.8       179.9        1.02         7.8        12.0        17.6        13.5        2.36
   24.80        55.0%       125.2        58.8       184.0        1.05         8.0        12.3        18.2        14.0        2.44
   25.60        60.0%       129.2        58.8       188.0        1.07         8.1        12.5        18.8        14.4        2.52

---------------------------------------------------------------------------------------------------------------------------------
  NORWOOD DATA                                                 $175.8       $23.1       $15.0       $1.36       $1.77       $51.3
=================================================================================================================================

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Overview of Potential Buyers
(Dollars in millions except per share data)

                                        BEMROSE                         HA-LO
                                      CORPORATION      HAGEMEYER      INDUSTRIES          3M          BIC        GILLETTE
                                      -----------      ---------      ----------       ---------    --------     --------
INCOME STATEMENT

Sales                                    $321.7         $5,104.9         $279.8        $14,980.0    $1,091.2     $9,902.9
EBITDA                                     53.1            347.3           24.3          3,501.9       266.6      2,593.6
EBIT                                       41.6            277.4           19.9          2,620.0       180.6      2,186.0
Interest Expense, Gross                     3.4             65.1            0.8             99.0          NA         75.0
Net Income                                 23.5            175.6           10.7          2,140.0       117.4      1,071.6

CASH FLOW STATEMENT

Cash Flow(a)                              $36.5           $245.5          $14.5         $3,021.9      $203.5     $1,479.2
Depreciation & Amortization                11.5             69.9            4.3            881.9        86.1        407.6
Capital Expenditures                        4.3            134.3            4.6          1,108.8       107.2        917.9

BALANCE SHEET

Market Value                             $289.1        $16,003.5         $550.7        $38,108.3    $1,962.4    $52,262.2
Market Capitalization                     333.8         17,068.6          589.2         39,518.3     1,775.9     53,783.1
Cash                                        0.0             42.3            1.9            306.0       309.7        102.8
Short Term Debt                             0.0              2.8            9.1            585.0        48.4         11.3
Long Term Debt                             44.7          1,043.2           31.3          1,131.0         9.4      1,481.9
Minority Interest                           0.0             61.4            0.0              0.0        65.5         36.9
Preferred Equity (Liquidation Value)        0.0              0.0            0.0              0.0         0.0         93.6
Shareholders' Equity                       87.2            744.6           66.0          6,324.0     1,008.7      5,080.7

SUMMARY CREDIT STATISTICS

EBITDA/Interest Expense, Gross             15.5x             5.3x          32.2x            35.4x         NM        34.6x
Total Debt/EBITDA                           0.8x             3.0x           1.7x             0.5x        0.2x        0.6x
Total Debt/Capitalization                  33.9%            58.5%          41.5%            23.0%        5.7%        22.8%
Net Debt/Capitalization                    33.9%            56.1%          39.6%            18.9%         NM         21.2%

-------------------
(a)  Cash flow defined as Net Income + Depreciation & Amortization + Deferred
     Taxes

ANALYSIS OF WEIGHTED AVERAGE COST OF CAPITAL - PROMOTIONAL PRODUCTS COMPANIES
-------------------------------------------------------------------------------

Assumptions
----------------------------------------------------------------------------------------------------------------------
Thirty Year Government Bond (at 11/12/97)             6.16%               Estimated Future Market Return  (b)    13.56%
Historical Spread Between Long Bond & S&P 500(a)      7.40%               Estimated Future Risk Free Rate (c)     6.16%
                                                                                                                -------
                                                                          Estimated Differential                  7.40%
----------------------------------------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------------------------
                                  LEVERED          TAX        NET DEBT TO     UNLEVERED       LEVERED       UNLEVERED
COMPARABLE COMPANIES              BETA (d)         RATE        EQUITY (e)      BETA (f)       RETURN         RETURN
----------------------------     ----------     ----------    -----------     ----------     ----------     ----------
Bemrose Corporation                 0.51           38.5%           9.3%          0.48            9.9%           9.7%
Cyrk Inc.                           0.10 *         38.5%           1.5%          0.10 *          6.9%           6.9%
Equity Marketing Inc.               1.78 *         38.5%           0.0%          1.78 *         19.3%          19.3%
HA-LO Industries                    1.28           38.5%           7.0%          1.23           15.6%          15.2%
Norwood Promotional Products        1.15           38.5%          72.3%          0.80           14.7%          12.1%
Swiss Army Brands                   0.62           38.5%           0.0%          0.62           10.7%          10.7%
----------------------------------------------------------------------------------------------------------------------
AVERAGE                             0.89           38.5%          15.0%          0.78           12.7%          11.9%
======================================================================================================================

                                                ----------------------------------------------------------------------
                                                     COST OF EQUITY AT VARIOUS UNLEVERED BETA AND CAPITAL RATES
NET DEBT/EQUITY                                 ----------------------------------------------------------------------
CAPITAL STRUCTURES                                 0.68           0.73           0.78           0.83           0.88
------------------                              ----------    -----------     ----------     ----------     ----------
     10.0%                                         11.5%          11.9%          12.3%          12.7%          13.1%
     20.0%                                         11.8%          12.2%          12.7%          13.1%          13.5%
     30.0%                                         12.1%          12.6%          13.0%          13.4%          13.9%
     40.0%                                         12.4%          12.9%          13.4%          13.8%          14.3%
     50.0%                                         12.8%          13.2%          13.7%          14.2%          14.7%
     60.0%                                         13.1%          13.6%          14.1%          14.6%          15.1%
     70.0%                                         13.4%          13.9%          14.4%          15.0%          15.5%
     80.0%                                         13.7%          14.2%          14.8%          15.3%          15.9%

                                            ----------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COST OF CAPITAL AT VARIOUS UNLEVERED BETA AND CAPITAL RATES
 NET DEBT/EQUITY                 EST. COST  ----------------------------------------------------------------------------
CAPITAL STRUCTURES                OF DEBT          0.68           0.73           0.78           0.83           0.88
------------------               ----------     ----------    -----------     ----------     ----------     ----------
     10.0%                             6.50%       10.8%          11.2%          11.5%          11.9%          12.3%
     20.0%                             6.75%       10.5%          10.9%          11.2%          11.6%          11.9%
     30.0%                             7.00%       10.3%          10.7%          11.0%          11.3%          11.7%
     40.0%                             7.25%       10.2%          10.5%          10.8%          11.1%          11.5%
     50.0%                             7.50%       10.0%          10.4%          10.7%          11.0%          11.3%
     60.0%                             7.75%       10.0%          10.3%          10.6%          10.9%          11.2%
     70.0%                             8.00%        9.9%          10.2%          10.5%          10.8%          11.1%
     80.0%                             8.25%        9.9%          10.2%          10.5%          10.8%          11.1%

* Excluded from Average
--------------------------------------------------------------------------------
(a)  Source: Ibbottson & Sinquefeld 1997 Yearbook.
(b) Thirty year government bond yield plus the historical spread between the long bond and the S&P 500.
(c)  Thirty year government bond yield.
(d) Source: Merrill Lynch Beta Book, October 1997 for all except Bemrose which was obtained from Bloomberg.
(e)  Book Value of Net Debt to market Value of Equity.
(f)  Unlevered beta equals (Levered Beta/(1 + ((1 - Tax Rate) * Debt/Equity)).

NORWOOD PROMOTIONAL PRODUCTS
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS-EBITDA MULTIPLE METHOD

(Dollars in Millions)


                                                                 PROJECTED FYE AUGUST 31
                                    --------------------------------------------------------------------------------
                                      1998        1999        2000        2001        2002        2003        2004
                                    -------      -------     -------     -------     -------     -------     -------
Sales                               $ 194.6      $ 209.7     $ 225.9     $ 243.4     $ 262.4     $ 282.8     $ 304.9
EBITDA                                 26.9         30.6        34.1        38.0        42.3        47.0        52.1
Less: Depreciation                     (4.9)        (4.9)       (4.9)       (4.9)       (4.9)       (4.9)       (4.9)
                                    -------      -------     -------     -------     -------     -------     -------
EBITA                                  22.1         25.7        29.2        33.1        37.4        42.0        47.2
Less: Taxes @             40.0%        (8.8)       (10.3)      (11.7)      (13.2)      (15.0)      (16.8)      (18.9)
                                    -------      -------     -------     -------     -------     -------     -------
Tax-effected EBITA                     13.2         15.4        17.5        19.8        22.4        25.2        28.3


Plus: Depreciation                      4.9          4.9         4.9         4.9         4.9         4.9         4.9
Plus: Change in Deferred Taxes          0.0          0.0         0.0         0.0         0.0         0.0         0.0
Less: Capital Expenditures             (4.0)        (4.0)       (4.0)       (4.0)       (4.0)       (4.0)       (4.0)
Less: Changes in Working Capital       (3.6)        (2.9)       (3.1)       (3.4)       (3.6)       (3.9)       (4.2)
                                    -------      -------     -------     -------     -------     -------     -------
Free Cash Flow                      $  10.5      $  13.4     $  15.3     $  17.4     $  19.7     $  22.2     $  25.0



                                                A           +                  B                  =                  C
                                          --------------           ---------------------------      -----------------------------
                                          DISCOUNTED(a)            PV OF TERMINAL VALUE AS A
                                           CASH FLOWS              MULTIPLE OF 2004 EBITDA(b)              FIRM VALUE
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL            1998-2004              6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $78.6                 $150.7     $175.8    $200.9      $229.3      $254.4     $279.5
                           11.5%              77.2                  146.0      170.3     194.7       223.2       247.5      271.9
                           12.0%              75.8                  141.5      165.1     188.7       217.3       240.9      264.5
                           12.5%              74.4                  137.2      160.0     182.9       211.6       234.5      257.3
                           13.0%              73.1                  133.0      155.1     177.3       206.1       228.2      250.4



                                     -          D           =                  E
                                          --------------           ---------------------------
                                            NET DEBT                    TOTAL EQUITY VALUE            EQUITY VALUE PER SHARE(c)
                                                                   ---------------------------      -----------------------------
WEIGHTED AVERAGE COST OF CAPITAL            AUG-31-97              6.0x        7.0x       8.0x      6.0x         7.0x        8.0x
--------------------------------          --------------           ---------------------------      -----------------------------
                           11.0%             $58.1                 $171.2     $196.3    $221.4      $33.82      $38.78     $43.74
                           11.5%              58.1                  165.1      189.4     213.8      $32.61      $37.42     $42.23
                           12.0%              58.1                  159.2      182.8     206.4      $31.45      $36.10     $40.76
                           12.5%              58.1                  153.5      176.3     199.2      $30.32      $34.83     $39.35
                           13.0%              58.1                  148.0      170.1     192.3      $29.23      $33.60     $37.98
                                                                                                    -----------------------------



      PRESENT VALUE OF
  TERMINAL VALUE AS A % OF
        FIRM VALUE
----------------------------
 6.0        7.0         8.0
----------------------------
65.7%       69.1%      71.9%
65.4%       68.8%      71.6%
65.1%       68.5%      71.3%
64.8%       68.3%      71.1%
64.5%       68.0%      70.8%



----------------------------------
(a) Present values calculated as of August 31, 1997.
(b) Discounted 7 years; based on FYE August 31, 2004 EBITDA of $52.1 million.
(c) Based on 5.1 million shares outstanding.

-------------------------------------------------------------------------------

                          SUMMARY OF INDICATIVE TERMS

--------------------------------------------------------------------------------

SUMMARY OF INDICATIVE TERMS
-------------------------------------------------------------------------------
Summary of Economic Terms

(Dollars in Millions)



                       SENIOR CREDIT FACILITY          SENIOR SUBORDINATED NOTES
                    -----------------------------      -------------------------
AMOUNT:                        $50                              $100

FACILITY:           $25 Revolving Credit Facility                --
                           $25 A Term Loan

ASSUMED RATINGS:               B1/B+                            B3/B-

MATURITY:              Revolving Credit: 6 years              10 Years
                          A Term Loan: 6 years

SECURITY:                   Stock/Assets                        None

CALL FEATURES:             Anytime at Par                     Non-Call 5

INITIAL PRICING(a):           LIBOR+                            Coupon
                    -----------------------------      -------------------------

 Revolving Credit
  Facility:                    250 bps                          9 3/4% - 10%
 A Term Loan:                  250 bps


------------------
(a) Subject to market conditions at time of pricing.


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                                                                              21

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Credit Facility


-------------------------
BORROWER                     Norwood Promotional Products, Inc. (the
                             "Company").

-------------------------
ARRANGER                     Merrill Lynch & Co.

-------------------------
LENDERS Merrill Lynch Capital Corporation ("Merrill Lynch") and a syndicate of lenders acceptable to the Company and Merrill Lynch.

-------------------------
CREDIT FACILITIES            See "Summary of Economic Terms."

-------------------------
SECURITY Fully secured by (i) a perfected first priority lien on, and pledge of, all the capital stock of the Company and its existing (if applicable) and hereafter created subsidiaries and (ii) perfected first priority liens on, and security interests in, all tangible and intangible properties and assets of the Company and its existing (if applicable) and hereafter created or acquired subsidiaries.

-------------------------
GUARANTEES                   The Senior Credit Facility will be guaranteed by
                             all direct and indirect subsidiaries of the Company (existing, if applicable, or hereafter created or acquired) on a senior secured basis.

-------------------------
USE OF PROCEEDS              Borrowings under the Term Loan Facilities will be
                             used to finance a portion of the funds necessary to effect the Recapitalization, refinance existing indebtedness, and provide funds for general corporate purposes.

-------------------------
INTEREST RATE                Interest will be based, at the option of the
                             Company, on one, three, or six month LIBOR plus the applicable margins or Alternate Base Rate
                             ("ABR") plus the applicable margin.  For rates, see
                             "Summary of Economic Terms." Interest shall be payable at the end of each interest period and, in any event, at least every three months or 90 days, as the case may be. The default rate will be the applicable interest rate per annum plus 200 bps per annum. Subsequent to the six month anniversary of the Closing Date, the applicable margin or the Revolving Credit Facility and Term Loan A shall be based on a Total Debt/EBITDA performance grid.


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                                                                              22

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Credit Facility (cont'd)


-------------------------
COMMITMENT FEES              Prior to the Closing Date, a commitment fee of
                             0.50% per annum shall accrue on the aggregate amount of the Senior Credit Facility. On and after the closing date, 0.50% per annum shall accrue on the unused portion of the Revolving Credit
                             Facility, payable quarterly in arrears.

-------------------------
MATURITY AND AMORTIZATION

                                      FACILITY                  MATURITY             AMORTIZATION
                              -------------------------         --------       --------------------------
                              Revolving Credit Facility         6 Years        Bullet Maturity
                              A Term Loan                       6 Years        Over the life of the loan; exact
                                                                               amounts to be determined

-------------------------
AVAILABILITY                 The Term Loans will be funded with a single draw
                             at closing. Revolving Credit loans will be available subject to compliance with certain customary conditions on and after the closing date and prior to the Revolving Credit Facility maturity date.

-------------------------
MANDATORY PREPAYMENTS        The Term Loans shall be prepaid with (i) 75% of
                             excess cash flow, (ii) 100% of net cash proceeds from asset sales, (iii) 100% of net cash proceeds from the issuance of debt and (iv) 50% from the issuance of equity.

-------------------------
OPTIONAL PREPAYMENTS         Optional prepayments are permitted at any time, in
                             whole or in part, at the option of the Company, at par, subject to LIBOR breakage and/or redeployment costs.

-------------------------
CONDITIONS PRECEDENT         Usual and customary conditions including, but not
                             limited to:

                             Satisfaction with all documentation; satisfaction with the capital and legal structure; absence of material adverse change; or material adverse change in financial or syndication markets.

                             Satisfaction with the continuing due diligence investigation including, but not limited to, historical, pro forma and projected financial statements, legal, tax, accounting, and environmental issues.

                             Satisfaction with results of a third party solvency opinion.


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                                                                              23

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Credit Facility (cont'd)


-------------------------
REPRESENTATIONS AND          Usual and customary for transactions of this type,
WARRANTIES                   including, but not limited to, no Default or Event
                             of Default; absence of material adverse change;
                             compliance with laws; solvency; no conflicts with laws; charter documents or agreements; ownership of properties; and absence of liens and security interests.

-------------------------
AFFIRMATIVE COVENANTS        Usual and customary for transactions of this type,
                             including, but not limited to, compliance with laws; performance of obligations; maintenance of properties in good repair; maintenance of appropriate and adequate insurance; inspection of books and properties; payment of taxes and other liabilities; maintenance of interest rate protection; notice of defaults; true and complete disclosure, validity and perfection of security interests, and delivery of financial statements, financial projections and compliance certificates.

-------------------------
NEGATIVE COVENANTS           Usual and customary for transactions of this type,
                             including, but not limited to, limitations on indebtedness, liens (including negative pledges), sale-leaseback transactions, loans, investments, transaction with affiliates, joint ventures, contingent obligations, restricted payments, mergers, acquisitions, consolidations, asset sales, creation of subsidiaries, capital expenditures, and changes in business conducted.

-------------------------
FINANCIAL COVENANTS          Usual and customary for transactions of this type,
                             including, but not limited to, maximum total leverage, minimum interest coverage, and minimum fixed charge coverage.

-------------------------
RELATED BUSINESS             Acquisitions of business entities shall be subject
ACQUISITIONS                 among others to the following requirements: (i)
                             pro forma covenant compliance, (ii) no default or Event of Default existing or arising from the transactions, (iii) cash acquisitions shall be in the same or substantially similar type of business as existing businesses of the Borrower, (iv) pledge of all assets acquired and (v) mutually agreed upon dollar cap per transactions as well as an aggregate cap.

-------------------------
EVENTS OF DEFAULT            Usual and customary for transactions of this type,
                             including, but not limited to, nonpayment of principal, interest, fees or other amounts when due; default of principle agreements; violation of covenants; failure of any representation or warranty to be true in all material respects;
                             cross-default and cross-acceleration; change in control; bankruptcy; material judgments; ERISA events; and invalidity of loan documents, security interests, or guarantees.


[LOGO] MERRILL LYNCH -----------------------------------------------------------

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Credit Facility (cont'd)


-------------------------
ASSIGNMENTS AND              Lenders shall be permitted to assign and
PARTICIPATIONS               participate in loans, notes and commitments. Non
                             pro-rata assignments of loans, notes, and commitments of the Senior Credit Facility shall be permitted. Each assignment shall be in a minimum amount to be determined or proportionately smaller as the Senior Credit Facility is reduced.
                             Assignments through novation or otherwise shall be permitted with the Company's consent (not to be unreasonably withheld or delayed). Intra-syndicate assignments shall be permitted in any amount without the Company's consent. Participations shall be permitted without restriction.

-------------------------
PROVISIONS OF                An underwriting commitment of the Senior Credit
UNDERWRITING COMMITMENT      Facility by Merrill Lynch & Co., including any
                             affiliates or subsidiaries ("Merrill Lynch") would be subject to, among other items, approval of Merrill Lynch's Leverage Transaction Commitment
                             Committee, completion of Merrill Lynch's credit, legal, accounting and business due diligence, absence of a material adverse change with respect to the Borrower; absence of material adverse change with respect to financial or capital market conditions and satisfactory documentation.


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                                                                              25

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Subordinated Notes


-------------------------
ISSUER                       Norwood Promotional Products, Inc. (the "Company").

-------------------------
ISSUE                        Senior Subordinated Notes (the "Notes").

-------------------------
PRINCIPAL AMOUNT             See "Summary of Economic Terms".

-------------------------
MATURITY                     2008 (10 years).

-------------------------
INDICATIVE COUPON            See "Summary of Economic Terms".

-------------------------
INTEREST PAYMENT DATES       Semi-annual; interest paid in cash in arrears.

-------------------------
RANKING The Notes will be senior subordinated obligations of the Company and will be subordinated in right of payment to all existing and future senior indebtedness of the Company.

-------------------------
MANDATORY REDEMPTION         None.

-------------------------
OPTIONAL REDEMPTION          The Notes will be redeemable, at the option of the
                             Company, in whole or in part, anytime on or after _____ 2003 (five years from the date of issuance), at a premium to par, declining thereafter ratably to par in year eight, together with accrued and unpaid interest, if any, to the redemption date.


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                                                                              26

SUMMARY OF INDICATIVE TERMS
--------------------------------------------------------------------------------
Senior Subordinated Notes (cont'd)


-------------------------
OPTIONAL REDEMPTION UPON     On or before _____, 2001 (three years after the
A PUBLIC EQUITY OFFERING     date of issuance), the Company may redeem up to
                             30% (to be determined based on size of offering amount) of the principal amount of the Notes originally issued at a percentage of par (exact price to be determined at the time of pricing), together with accrued and unpaid interest, if any, to the redemption date, with the net proceeds of one or more Public Equity Offerings; provided, however, that in no event will the principal amount of the Notes outstanding be less than $___ million (to be determined based on size of offering amount) after consummating such redemptions.

-------------------------
SECURITY                     None.

-------------------------
CHANGE IN CONTROL            In the event of a Change in Control (to be
                             defined), each holder of Notes may require the Company to repurchase such holder's Notes at 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the repurchase date.

-------------------------
INCURRENCE COVENANTS         Covenants may include, but not be limited to, the
                             following:

                                -- Limitation on Additional Indebtedness;
                                -- Limitation on Restricted Payments;
                                -- Limitation on Transactions with Affiliates; -- Limitation on Liens;
                                -- Limitation on Dividends and other Payment
                                   Restrictions Affecting Subsidiaries;
                                -- Limitation on Disposition of Proceeds of
                                   Asset Sales;
                                -- Limitation on Mergers, Consolidations or
                                   Sale of Substantially All Assets;
                                -- Limitation on Guarantees of Indebtedness;
                                -- Limitation on Certain Other Senior
                                   Subordinated Indebtedness; and
                                -- Provision of Financial Statements.

-------------------------
EVENTS OF DEFAULT            As are customary for transactions of this nature.



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                                                                              27

SUMMARY OF INDICATIVE TERMS
-------------------------------------------------------------------------------
Summary Description of Principal High Yield Covenants

       COVENANT                                  DESCRIPTION                                        RATIONALE
----------------------------    --------------------------------------------------        ---------------------------------
Limitation on Additional        An incurrence test which limits the ability of            Limit additional debt unless
Indebtedness                    the Company to incur additional indebtedness              cash flow is sufficient to
                                unless the Company exceeds a specified ratio of           service all debt. Maintain or
                                EBITDA to interest expense on a pro forma basis.          improve existing credit
                                Existing indebtedness and refinancings, among             quality/rating.
                                other things, are carved-out from this covenant
                                as well as certain "Permitted Debt".

Limitation on Restricted        An incurrence test which limits the ability of            Prevent cash and assets from
Payments                        the Company to pay dividends, repurchase stock            leaving consolidated family;
                                or make investments in certain entities (e.g.,            prevent Company from
                                joint ventures). The Company will be able to              prioritizing its cash flow for
                                make "Restricted Payments" over time of up to             the benefit of junior creditors
                                50% of the Company's Consolidated Net Income              and equity holders.
                                plus a defined "Restricted Payments Basket".

Limitation on Transactions      Any related party transaction must be on terms            Prevent self-dealing.
with Affiliates                 no less favorable than would be available in an
                                arm's-length transaction and all related party
                                transactions above a specified dollar amount must
                                be approved by a majority of the Independent
                                Directors.

Limitation on Liens             The Company shall not incur any Liens unless the          Protect relative seniority to
                                Notes are equally and ratably secured. Existing           income producing assets.
                                liens and purchase money mortgages are typical
                                carve-outs from this covenant as are Liens
                                associated with certain "Permitted Debt".

Limitation on Sale of           The Company will not permit its Subsidiaries to           Prevent additional claims
Subsidiary Capital Stock        issue Capital Stock other than Capital Stock              on/control of the issuer's
                                issued to the Company.                                    subsidiaries.





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                                                                             28

SUMMARY OF INDICATIVE TERMS
-------------------------------------------------------------------------------
Summary Description of Principal High Yield Covenants (cont'd)

       COVENANT                                  DESCRIPTION                                        RATIONALE
----------------------------    --------------------------------------------------        ---------------------------------
Limitation on Dividends and     The Company will not and will not permit any              Ensure that the issuer has
Other Payment Restrictions      Subsidiary to enter into any agreements which             complete access to subsidiaries'
Affecting Subsidiaries          limit the ability of its Subsidiaries to make             cash flow so it may be utilized
                                dividends or otherwise transfer cash or other             to service debt.
                                assets to the Company or a Wholly-Owned
                                Subsidiary.

Limitation on Disposition of    The Company cannot make an Asset Sale unless the          Maintain "asset coverage" of
Proceeds of Asset Sales         Board of Directors determines that the Company            debt; ensure assets remain
                                receives Fair Market Value and unless at least            dedicated to main lines of
                                ___% of the proceeds from the Asset Sale are              business; retain relative asset
                                received in cash or Cash Equivalents. Proceeds            risk profile of investment.
                                from the Asset Sale must be used to repay Senior
                                Indebtedness, invest in the business within one
                                year or make an offer to purchase the Notes at
                                100% of par.

Mergers, Consolidations and     The Company will not enter into a merger unless           Restrict mergers, consolidations
Transfer of Assets              (i) the Company is the Surviving Entity or the            or sale of all of an issuer's
                                Surviving Entity is a U.S. or Canadian                    assets which would result in an
                                corporation and assumes the Note Indenture, (ii)          impaired credit from the
                                no Default or Event of Default shall have                 perspective of the bondholder.
                                occurred, (iii) immediately after the merger the
                                Surviving Entity shall have a net worth at least
                                equal to the Company's net worth prior to the
                                transaction and (iv) the Company's
                                EBITDA/interest expense ratio on a pro forma
                                basis should be at least equal to the ratio in
                                the Limitation on Indebtedness Covenant.

Change in Control               The Company would be required to make an offer            Protect against change in
                                to purchase the Notes at 101% of par if a Change          controlling interest by an
                                in Control occurred. A Change in Control would            investor who may have a
                                result if a person acquired up to ___% of the             different financial strategy (i.e.,
                                Company or if ___% of the Board of Directors              more leverage) for the issuer.
                                were replaced.






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                                                                             29

--------------------------------------------------------------------------------


                  TRANSACTION STRUCTURE AND ISSUES TO CONSIDER


--------------------------------------------------------------------------------

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Introduction

     o The assumed transaction structure is a cash tender offer for shares not currently owned by Norwood management

     o If, as a result of the transaction, Norwood management own substantially all of the issued and outstanding equity securities of Norwood, the transaction will be deemed a "going private" transaction (a Rule 13e-3 transaction), and the buyer will be required to make Rule 13e-3 and Rule 13e-4 disclosure filings with the SEC

     o    SEC filings require certain disclosures related to the transaction:

          * Details of any transactions between Norwood management or any other affiliate over the two fiscal years preceding the transaction with a value greater than 1% of Norwood's sales

          * Details of any merger discussions regarding Norwood over two fiscal years preceding the transaction

          * Future plans regarding any merger, reorganization or material change in policy for Norwood

          * Purpose for the transaction, any alternatives considered and effects of the transaction on the buyer, Norwood and minority shareholders

          * Statement as to whether the filing entity believes the transaction is fair or unfair to minority shareholders and a discussion of the material factors upon which this belief is based

          * Disclosure of any reports, opinions or appraisals that are materially related to the transaction



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                                                                              30

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------

o The likelihood of litigation on behalf of minority shareholders in any "going private" transaction is high

o    Special Committee:

     * Litigation risk to directors may be reduced by appointment of a Special Committee comprised of Norwood independent directors to evaluate and approve the transaction and to assure that the transaction is negotiated at arm's length and a fair price is received by minority shareholders

     * Approval by Special Committee is an important factor in determining procedural fairness under entire fairness test

o    A summary of Norwood's current Board of Directors follows on the next page.




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                                                                              31

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Board of Directors

DIRECTOR                 COMPANY AND POSITIONS HELD                                  DIRECTOR SINCE         INDEPENDENT
---------------------    -----------------------------------------------------       --------------        -------------
Frank P. Krasovec        Chairman and Chief Executive Officer of Norwood                  1989                   No
                         Promotional Products. Also serves as Chairman of
                         Littlefield Real Estate Company and manages other
                         personal investments.

Robert L. Seibert        Director of Norwood Promotional Products since                   1989                   Yes
                         October 1989 and was a director of Norwood
                         Products, Inc. from December 1988 to October 1989.
                         Since 1978, he has served as a director of Advertising
                         Unlimited, Inc., a supplier of promotional product
                         calendars and served as its Chairman from 1978 to
                         December 1994. Mr. Siebert has also been a director of
                         Northstar Guaranty since 1992.

John H. Wilson III       Has served as President of the U.S. Equity Corporation,          1991                   Yes
                         a private venture capital company, since April 1983.
                         Mr. Wilson is also a director of Capital Southwest Corp.,
                         Whitehall Corp., Encore Wire Corporation and Palm Harbor Homes.

John H. Josephson        Has been employed by Allen & Company Incorporated since          1993                   Yes
                         August 1987 and has been a director of that firm since
                         February 1995. Mr. Josephson is also a director of Medical
                         Resources, Inc., OFI Holdings, Inc., SESAC Holdings, Inc.
                         and Virgol Servicos de Conveniencia, SA.

Harold Holland           Founder of ArtMold Products Corporation in 1960 and served       1994                   No
                         as its President and Chairman until July 1994, when ArtMold was acquired by Norwood Promotional Products.

Roy D. Terracina         Owner and chief executive officer of Sterling Foods, Inc.        1996                   Yes
                         from 1984 until he sold the company in 1993. He is currently a partner of Jungle Labs, a supplier of chemicals to the pet industry. Mr. Terracina is also a director of Texas Commerce
                         Bank, National Association, United Services Advisors, Inc.
                         and Mesirow Partners.




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                                                                              32

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------


     o A fairness opinion is typically required on behalf of Norwood's minority shareholders

          *    A key element of the transaction

          * Based on a thorough valuation by the financial advisors to the Special Committee

     o Among other things, in determining the fairness of any proposed offer for Norwood, the Special Committee will likely review:

          *    Company's financial projections

          *    Public trading multiples of comparable companies

          *    Acquisition multiples of comparable companies

          *    Historical trading levels of Norwood stock

          *    Potential strategic buyers of Norwood

          *    Other "going private" transactions





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                                                                              33

TRANSACTION STRUCTURE AND ISSUES TO CONSIDER
--------------------------------------------------------------------------------
Timetable Summary
(assumes a friendly cash tender offer transaction, may vary depending on the transaction structure)


Weeks 1-2                        Preliminary matters, including engagement by
                                 Norwood Management of advisors, due diligence, review of regulatory issues, financing structure, tender offer preparations

Weeks 3-6                        Approach Norwood Board of Directors, form
                                 special committee, engagement of separate advisors for special committee, prepare tender offer documents (Schedule 13e-4, Offer to Purchase, side documents), Rule 13e-3 filing and state regulatory filings (if required)

                                 Continue due diligence

Week 7 Finalize due diligence, prepare fairness opinion by financial advisors

Week 8 Final organization for launch of tender offer, Norwood to finalize Schedule 13e-4

                                 Commencement of the tender offer, publish summary advertisement, issue joint press release prior to opening of business, file 10 copies of Schedule 13e-4 with the SEC, commence mailing of Offer to Purchase to shareholders, state filings, Rule 13e-3 filing, file amendment to 13-D or 13-G as appropriate

Launch Date + 15 calendar days   Receive SEC Comments

Launch Date + 20 business days   Close tender offer, Norwood may purchase
                                 shares, issue press release reporting results of tender offer, file final amendment to
                                 Schedule 13e-4 reporting results of tender offer

Following Tender Offer Closing   File Form 4 (within 10 days of tender offer
                                 closing) to report acquisition of Norwood's shares, short-form merger (if minority shareholders own less than 10% of Norwood's shares)

                                 Shareholder meeting; Certificate of Merger filed



[LOGO] MERRILL LYNCH -----------------------------------------------------------
                                                                              34

--------------------------------------------------------------------------------

                                    APPENDIX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DETAILED FINANCIAL MODELS

--------------------------------------------------------------------------------

CONFIDENTIAL                       BASE CASE
-------------------------------------------------------------------------------
TRANSACTION SUMMARY - NORWOOD PROMOTIONAL PRODUCTS, INC.                 Page 1
[Dollars in Millions]

                           SOURCES AND USES OF FUNDS

Sources of Funds              Amount         Percent        Interest Rate
----------------              ------         -------        -------------
Revolving Credit Facility     $  2.2           1.5%              8.500%
   Undrawn Portion                                               0.500%
A Term Loan                     25.0          17.0%              8.500%
B Term Loan                      0.0           0.0%              8.750%
Senior Subordinated Notes      100.0          67.9%              9.875%
Common Equity                   20.0          13.6%


                              ------        ------
Total Sources                 $147.2         100.0%
                              ======        ======


Uses of Funds                 Amount              Percent
-------------                 ------              -------
Purchase Price per share      $ 20.0
Shares Purchased                4.02
                              ------
Purchase Price                  80.4                54.6%
Refinance Existing Debt         60.7                41.2%
Tender Premium                   0.0                 0.0%
Estimated Fees & Expenses        6.1                 4.1%


                              ------              ------
Total Uses                    $147.2               100.0%
                              ======              ======

                              SUMMARY INFORMATION

                                                                    Year Ended on or about August 31,
                                            ---------------------------------------------------------------------------------
                                            Pro Forma                                Projected
                                            ---------   ---------------------------------------------------------------------
                                              1997        1998        1999        2000        2001        2002        2003
                                            ---------   ---------   ---------   ---------   ---------   ---------   ---------
Sales                                        $ 176.0     $ 194.6     $ 209.7     $ 225.9     $ 243.4     $ 262.4     $ 282.8
    Sales Growth                                            10.6%        7.7%        7.7%        7.8%        7.8%        7.8%
EBITDA                                          22.5        26.9        30.6        34.1        38.0        42.3        47.0
Margins
    EBITDA Margin                               12.8%       13.8%       14.6%       15.1%       15.6%       16.1%       16.6%
    Gross Margin                                28.6%       28.3%       28.4%       28.5%       28.5%       28.6%       28.6%
Total Interest Expense                          12.6        12.4        11.9        11.2        10.6        10.3        10.3
Capital Expenditures                             4.9         4.0         4.0         4.0         4.0         4.0         4.0
Revolving Credit Facility                        2.2         0.0         0.0         0.0         0.0         0.0         0.0
A Term Loan                                     25.0        22.2        15.6         6.7         0.0         0.0         0.0
Total Debt                                     127.2       122.2       115.6       106.7       100.0       100.0       100.0
Shareholders' Equity                           (12.2)       (9.6)       (4.4)        3.2        13.5        27.0        43.7

EBITDA/Total Interest Expense                    1.8x        2.2x        2.6x        3.0x        3.6x        4.1x        4.6x
EBITDA-CapEx/Total Interest Expense              1.4x        1.9x        2.2x        2.7x        3.2x        3.7x        4.2x
Total Debt/EBITDA                                5.7x        4.5x        3.8x        3.1x        2.6x        2.4x        2.1x
Total Debt/Total Capitalization                110.6%      108.5%      104.0%       97.1%       88.1%       78.8%       69.6%

CONFIDENTIAL                         BASE CASE
--------------------------------------------------------------------------------
PROJECTED INCOME STATEMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.          Page 2

[Dollars in Millions]




                                                                  Year Ended on or about August 31,
                                 ---------------------------------------------------------------------------------------------------
                                 Pro Forma                                         Projected
                                 ---------   ---------------------------------------------------------------------------------------
                                    1997       1998      1999      2000      2001      2002      2003      2004      2005      2006
                                 ---------   -------   -------   -------   -------   -------   -------   -------   -------   -------


Total Sales                          176.0     194.6     209.7     225.9     243.4     262.4     282.8     304.9     328.7     354.5

COGS                                 125.7     139.5     150.1     161.6     174.0     187.4     201.9     217.5     234.4     252.6
S,G & A                               31.4      32.2      33.0      34.1      35.3      36.6      37.9      39.2      40.6      42.1

EBITDA                                22.5      26.9      30.6      34.1      38.0      42.3      47.0      52.1      57.7      63.8

Depreciation                           4.3       4.9       4.9       4.9       4.9       4.9       4.9       4.9       4.9       4.9
Amortization of Goodwill               3.2       3.2       3.2       3.2       3.2       3.2       3.2       3.2       3.2       3.2
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

EBIT                                  15.0      18.9      22.5      26.0      29.9      34.2      38.8      44.0      49.6      55.7

Interest Expense
     Revolving Credit Facility         0.3       0.2       0.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1
     A Term Loan                       2.1       2.0       1.6       0.9       0.3       0.0       0.0       0.0       0.0       0.0
     B Term Loan                       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
     Senior Subordinated Notes         9.9       9.9       9.9       9.9       9.9       9.9       9.9       9.9       9.9       9.9
     Amortization of Financing
        Fees                           0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Interest Expense                12.6      12.4      11.9      11.2      10.6      10.3      10.3      10.3      10.3      10.3
Interest Income                        0.1       0.1       0.1       0.1       0.2       0.6       1.4       2.4       3.5       4.8
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Interest Expense                  12.5      12.3      11.9      11.2      10.4       9.7       8.9       7.9       6.8       5.5

Other Expenses                         0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Pre-Tax Income                         2.5       6.6      10.7      14.8      19.4      24.5      30.0      36.1      42.7      50.2


Income Taxes(a)                        2.3       3.9       5.6       7.2       9.1      11.1      13.3      15.7      18.4      21.4
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Income                         $   0.2   $   2.7   $   5.1   $   7.6   $  10.4   $  13.4   $  16.7   $  20.4   $  24.4   $  28.8
                                   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======


--------------------------
Notes: Assumes an effective tax rate of 40.0%.

CONFIDENTIAL                         BASE CASE
--------------------------------------------------------------------------------
PROJECTED BALANCE SHEET - NORWOOD PROMOTIONAL PRODUCTS, INC.             Page 3

[Dollars in Millions]




                                                                   Year Ended on or about August 31,
                                         -------------------------------------------------------------------------------------------
                                         Pro Forma                                       Projected
                                         ---------   -------------------------------------------------------------------------------
                                          8/31/97     1998      1999      2000     2001     2002     2003     2004     2005    2006
                                         ---------   ------    ------    ------   ------   ------   ------   ------   ------   ----

Assets
   Cash                                    $  2.6    $  1.0    $  1.0    $  1.0   $  5.8   $ 20.0   $ 37.2   $ 57.7   $ 81.9  $110.2
   Other Current Assets(a)                   60.1      65.6      70.4      75.6     81.2     87.2     93.7    100.7    108.3   116.5
                                           ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
   Total                                     62.7      66.6      71.4      76.6     86.9    107.2    130.9    158.5    190.3   226.8


   PP&E                                      21.1      20.3      19.4      18.5     17.6     16.6     15.7     14.8     13.9    13.0

   Other Fixed Assets                        12.3      12.3      12.3      12.3     12.3     12.3     12.3     12.3     12.3    12.3
   Goodwill & Intangibles                    39.0      35.8      32.6      29.4     26.2     23.0     19.8     16.6     13.4    10.2
   Deferred Financing Costs                   3.0       2.7       2.4       2.1      1.8      1.5      1.2      0.9      0.6     0.3

                                           ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
   Total Assets                            $138.2    $137.7    $138.1    $138.9   $144.8   $160.6   $179.9   $203.1   $230.5  $262.5
                                           ======    ======    ======    ======   ======   ======   ======   ======   ======  ======
Liabilities

   Current Liabilities                     $ 23.0    $ 24.9    $ 26.8    $ 28.8   $ 31.1   $ 33.5   $ 36.0   $ 38.8   $ 41.8  $ 45.1
   Debt:
   Existing Debt                              0.0       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0
   Revolving Credit Facility                  2.2       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0
   A Term Loan                               25.0      22.2      15.6       6.7      0.0      0.0      0.0      0.0      0.0     0.0
   B Term Loan                                0.0       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0
   Senior Subordinated Notes                100.0     100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0
                                           ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
   Total Debt                               127.2     122.2     115.6     106.7    100.0    100.0    100.0    100.0    100.0   100.0

   Other Long-Term Liabilities                0.2       0.2       0.2       0.2      0.2      0.2      0.2      0.2      0.2     0.2
   Minority  Interests                        0.0       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0

   Shareholders' Equity                     (12.2)     (9.6)     (4.4)      3.2     13.5     27.0     43.7     64.0     88.4   117.2

                                           ------    ------    ------    ------   ------   ------   ------   ------   ------  ------
Total Liabilities & Shareholders' Equity   $138.2    $137.7    $138.1    $138.9   $144.8   $160.6   $179.9   $203.1   $230.5  $262.5
                                           ======    ======    ======    ======   ======   ======   ======   ======   ======  ======
                                              0.0       0.0       0.0       0.0      0.0     (0.0)     0.0      0.0     (0.0)    0.0

BALANCE SHEET STATISTICS

                                           ------    ------    ------    ------   ------   ------   ------   ------   ------   -----
Days Current Assets                         124.7     123.1     122.6     122.1    121.7    121.3    121.0    120.6    120.3   120.0
Days Current Liabilities                     66.7      65.2      65.2      65.2     65.2     65.2     65.2     65.2     65.2    65.2
                                           ======    ======    ======    ======   ======   ======   ======   ======   ======   =====

--------------------------
(a) Other Current Assets includes Inventory, Accounts Receivable and Prepaid Expenses.

CONFIDENTIAL                       BASE CASE
-------------------------------------------------------------------------------
PROJECTED CASH FLOW STATEMENT-NORWOOD PROMOTIONAL PRODUCTS, INC.         Page 4
[Dollars in Millions]

                                                        Year Ended on or about August 31,
                                             ------------------------------------------------------
                                             Pro Forma                    Projected
                                             ---------    -----------------------------------------
                                               1997         1998       1999       2000       2001
                                             ---------    --------   --------   --------   --------
EBITA                                         $ 22.5       $ 26.9     $ 30.6     $ 34.1     $ 38.0

Less:
Capital Expenditures                             4.9          4.0        4.0        4.0        4.0
Net Cash Interest Expense                                    12.0       11.6       10.9       10.1
Other Expenses                                                0.0        0.0        0.0        0.0
Taxes                                                         3.9        5.6        7.2        9.1

Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets                        5.5        4.8        5.2        5.6
(Incr)/Decr in Current Liabilities                           (1.9)      (1.9)      (2.1)      (2.2)
                                                           ------     ------     ------     ------
Change in Working Capital                                     3.6        2.9        3.1        3.4

Other:
(Incr)/Decr in Other Long Term Liabilities                    0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Cash Flow Available for Debt Service                          3.4        6.6        8.9       11.4

Incr/(Decr) in Revolving Credit Facility                     (2.2)       0.0        0.0        0.0
Incr/(Decr) in A Term Loan                                   (2.8)      (6.6)      (8.9)      (6.7)
Incr/(Decr) in B Term Loan                                    0.0        0.0        0.0        0.0
Incr/(Decr) in Senior Subordinated Notes                      0.0        0.0        0.0        0.0
                                                           ------     ------     ------     ------
Net Cash Flow                                                (1.6)      (0.0)      (0.0)       4.8


Cash Balance
   Minimum Cash Balance                                       1.0        1.0        1.0        1.0
   Beginning Balance                             2.6          2.6        1.0        1.0        1.0
   Incr/(Decr)                                   0.0         (1.6)      (0.0)      (0.0)       4.8
                                              ------       ------     ------     ------     ------
   Ending Balance                                2.6          1.0        1.0        1.0        5.8
   Average Balance                               2.6          1.8        1.0        1.0        3.4
   Interest Income           5.000%              0.1          0.1        0.0        0.0        0.2


                                                       Year Ended on or about August 31,
                                             ----------------------------------------------------
                                                                   Projected
                                             ----------------------------------------------------
                                               2002       2003       2004       2005       2006
                                             --------   --------   --------   --------   --------
EBITA                                         $ 42.3     $ 47.0     $ 52.1     $ 57.7     $ 63.8

Less:
Capital Expenditures                             4.0        4.0        4.0        4.0        4.0
Net Cash Interest Expense                        9.4        8.6        7.6        6.5        5.2
Other Expenses                                   0.0        0.0        0.0        0.0        0.0
Taxes                                           11.1       13.3       15.7       18.4       21.4

Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets           6.0        6.5        7.0        7.6        8.2
(Incr)/Decr in Current Liabilities              (2.4)      (2.6)      (2.8)      (3.0)      (3.3)
                                              ------     ------     ------     ------     ------
Change in Working Capital                        3.6        3.9        4.2        4.6        5.0

Other:
(Incr)/Decr in Other Long Term Liabilities       0.0        0.0        0.0        0.0        0.0
                                              ------     ------     ------     ------     ------
Cash Flow Available for Debt Service            14.2       17.2       20.5       24.2       28.3

Incr/(Decr) in Revolving Credit Facility         0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in A Term Loan                       0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in B Term Loan                       0.0        0.0        0.0        0.0        0.0
Incr/(Decr) in Senior Subordinated Notes         0.0        0.0        0.0        0.0        0.0
                                              ------     ------     ------     ------     ------
Net Cash Flow                                   14.2       17.2       20.5       24.2       28.3


Cash Balance
   Minimum Cash Balance                          1.0        1.0        1.0        1.0        1.0
   Beginning Balance                             5.8       20.0       37.2       57.7       81.9
   Incr/(Decr)                                  14.2       17.2       20.5       24.2       28.3
                                              ------     ------     ------     ------     ------
   Ending Balance                               20.0       37.2       57.7       81.9      110.2
   Average Balance                              12.9       28.6       47.5       69.8       96.1
   Interest Income           5.000%              0.6        1.4        2.4        3.5        4.8

CONFIDENTIAL                       BASE CASE
--------------------------------------------------------------------------------
BALANCE SHEET ADJUSTMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.           Page 5
[Dollars in Millions]

                                                       Actual                                                Pro Forma
                                                      ---------          Financing        Accounting        -----------
                                                       8/31/97          Adjustments       Adjustments         8/31/97
                                                      ---------         -----------       -----------       -----------
Assets
  Cash                                                 $   2.6           $   86.5          $  (86.5)          $   2.6
  Other Current Assets                                    60.1                                                   60.1
                                                       -------           --------         ---------           -------
  Total                                                   62.7               86.5             (86.5)             62.7

  PP&E                                                    21.1                                                   21.1
  Other Long-Term Assets                                  12.3                                                   12.3
  Goodwill & Intangibles                                  39.0                                  0.0              39.0
  Deferred Financing Costs                                 0.0                                  3.0               3.0
                                                       -------           --------         ---------           -------
  Total Assets                                         $ 135.2           $   86.5         $   (83.5)          $ 138.2
                                                       =======           ========         =========           =======

Liabilities
  Current Liabilities                                  $  23.0                                                $  23.0

  Debt:
  Existing Debt                                           60.7              (60.7)                                0.0
  Working Capital Revolver                                 0.0                2.2                                 2.2
  A Term Loan                                              0.0               25.0                                25.0
  B Term Loan                                              0.0                0.0                                 0.0
  Senior Subordinated Notes                                0.0              100.0                               100.0
                                                       -------           --------         ---------           -------
  Total Debt                                              60.7               66.5               0.0             127.2

  Other Long-Term Liabilities                              0.2                                                    0.2
  Minority Interests                                       0.0                                                    0.0

  Shareholders' Equity                                    51.3               20.0             (83.5)            (12.2)
                                                       -------           --------         ---------           -------
  Total Liabilities & Shareholders' Equity             $ 135.2           $   86.5         $   (83.5)          $ 138.2
                                                       =======           ========         =========           =======
                                                           0.0                0.0              (0.0)             (0.0)

CONFIDENTIAL                       BASE CASE
-------------------------------------------------------------------------------
CAPITALIZATION SCHEDULES - NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 6
[Dollars in Millions]

                                                                   Year Ended on or about August 31,
                                         ------------------------------------------------------------------------------------------
                                         Pro Forma                                   Projected
                                         ---------   ------------------------------------------------------------------------------
                                 Rates      1997      1998      1999     2000     2001     2002     2003     2004    2005     2006
                                -------  ----------  ------    ------   ------    -----   ------   ------   ------  ------   ------
Revolving Credit Facility        8.500%
  Beginning Balance                          2.2       2.2       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Additions/(Payments)                       0.0      (2.2)      0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                             2.2       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Undrawn Portion                0.500%     22.8      25.0      25.0     25.0     25.0     25.0     25.0     25.0    25.0     25.0
  Interest on Undrawn Portion                0.1       0.1       0.1      0.1      0.1      0.1      0.1      0.1     0.1      0.1

  Average Balance                            2.2       1.1       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Interest Expense                           0.3       0.2       0.1      0.1      0.1      0.1      0.1      0.1     0.1      0.1

A Term Loan                      8.500%
  Beginning Balance                         25.0      25.0      22.2     15.6      6.7      0.0      0.0      0.0     0.0      0.0
  Additions/(Payments)                       0.0      (2.8)     (6.6)    (8.9)    (6.7)     0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                            25.0      22.2      15.6      6.7      0.0      0.0      0.0      0.0     0.0      0.0

  Average Balance                           25.0      23.6      18.9     11.1      3.3      0.0      0.0      0.0     0.0      0.0
  Interest Expense                           2.1       2.0       1.6      0.9      0.3      0.0      0.0      0.0     0.0      0.0

B Term Loan                      8.750%
  Beginning Balance                          0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Additions/(Payments)                       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                             0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

  Average Balance                            0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
  Interest Expense                           0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0

Senior Subordinated Notes        9.875%
  Beginning Balance                        100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0
  Additions/(Payments)                       0.0       0.0       0.0      0.0      0.0      0.0      0.0      0.0     0.0      0.0
                                          ------    ------    ------   ------    -----   ------   ------   ------  ------   ------
  Ending Balance                           100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0

  Average Balance                          100.0     100.0     100.0    100.0    100.0    100.0    100.0    100.0   100.0    100.0
  Interest Expense                           9.9       9.9       9.9      9.9      9.9      9.9      9.9      9.9     9.9      9.9

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
TRANSACTION SUMMARY - NORWOOD PROMOTIONAL PRODUCTS, INC.                 Page 1
[Dollars in Millions]


-------------------------------------------------------------------------------
                           SOURCES AND USES OF FUNDS
-------------------------------------------------------------------------------

Sources of Funds               Amount       Percent      Interest Rate
----------------              --------      --------     -------------
Revolving Credit Facility     $    7.2           4.9%        8.500%
   Undrawn Portion                                           0.500%
 A Term Loan                      40.0          27.2%        8.500%
 B Term Loan                       0.0           0.0%        8.750%
Senior Subordinated Notes        100.0          67.9%       10.375%
Common Equity                      0.0           0.0%


                              --------      --------
Total Sources                 $  147.2         100.0%
                              ========      ========


Uses of Funds                  Amount       Percent
-------------                 --------     --------
Purchase Price per share      $   20.0
Shares Purchased                  4.02
                              --------
Purchase Price                    80.4         54.6%
Refinance Existing Debt           60.7         41.2%
Tender Premium                     0.0          0.0%
Estimated Fees & Expenses          6.1          4.1%


                              --------     --------
Total Uses                    $  147.2        100.0%
                              ========     ========



-------------------------------------------------------------------------------
                              SUMMARY INFORMATION
-------------------------------------------------------------------------------

                                                                   Year Ended on or about August 31,
                                      --------------------------------------------------------------------------------------------
                                      Pro Forma                                      Projected
                                      ---------      -----------------------------------------------------------------------------
                                         1997          1998         1999          2000          2001          2002          2003
                                      ---------      -------       -------       -------       -------       -------       -------
Sales                                  $ 176.0       $ 194.6       $ 209.7       $ 225.9       $ 243.4       $ 262.4       $ 282.8
   Sales Growth                                         10.6%          7.7%          7.7%          7.8%          7.8%          7.8%
EBITDA                                    22.5          26.9          30.6          34.1          38.0          42.3          47.0
Margins                                   12.8%         13.8%         14.6%         15.1%         15.6%         16.1%         16.6%
   EBITDA Margin
   Gross Margin                           28.6%         28.3%         28.4%         28.5%         28.5%         28.6%         28.6%
Total Interest Expense                    14.8          14.6          14.3          13.7          13.0          12.0          11.1
Capital Expenditures                       4.9           4.0           4.0           4.0           4.0           4.0           4.0
Revolving Credit Facility                  7.2           3.5           0.0           0.0           0.0           0.0           0.0
A Term Loan                               40.0          40.0          38.3          30.9          21.0           8.2           0.0
Total Debt                               147.2         143.5         138.3         130.9         121.0         108.2         100.0
Shareholders' Equity                     (32.2)        (30.9)        (27.2)        (21.1)        (12.3)         (0.2)         15.2

EBITDA/Total Interest Expense              1.5x          1.8x          2.1x          2.5x          2.9x          3.5x          4.2x
EBITDA-CapEx/Total Interest Expense        1.2x          1.6x          1.9x          2.2x          2.6x          3.2x          3.9x
Total Debt/EBITDA                          6.6x          5.3x          4.5x          3.8x          3.2x          2.6x          2.1x
Total Debt/Total Capitalization          128.0%        127.5%        124.5%        119.2%        111.3%        100.2%         86.8%

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
PROJECTED INCOME STATEMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.         Page 2
[Dollars in Millions]


                                                                  Year Ended on or about August 31,
                                ----------------------------------------------------------------------------------------------------
                                Pro Forma                                           Projected
                                ---------   --------  --------  --------  --------  --------  --------  --------  --------  --------
                                   1997       1998      1999      2000      2001      2002      2003      2004      2005      2006
                                ---------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Sales                         176.0      194.6     209.7     225.9     243.4     262.4     282.8     304.9     328.7     354.5

COGS                                125.7      139.5     150.1     161.6     174.0     187.4     201.9     217.5     234.4     252.6
S,G&A                                31.4       32.2      33.0      34.1      35.3      36.6      37.9      39.2      40.6      42.1

EBITDA                               22.5       26.9      30.6      34.1      38.0      42.3      47.0      52.1      57.7      63.8

Depreciation                          4.3        4.9       4.9       4.9       4.9       4.9       4.9       4.9       4.9       4.9
Amortization of Goodwill              3.2        3.2       3.2       3.2       3.2       3.2       3.2       3.2       3.2       3.2
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
EBIT                                 15.0       18.9      22.5      26.0      29.9      34.2      38.8      44.0      49.6      55.7

Interest Expense
  Revolving Credit Facility           0.7        0.6       0.3       0.1       0.1       0.1       0.1       0.1       0.1       0.1
  A Term Loan                         3.4        3.4       3.3       2.9       2.2       1.2       0.3       0.0       0.0       0.0
  B Term Loan                         0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
  Senior Subordinated Notes          10.4       10.4      10.4      10.4      10.4      10.4      10.4      10.4      10.4      10.4
  Amortization of Financing Fees      0.3        0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3       0.3
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Interest Expense               14.8       14.6      14.3      13.7      13.0      12.0      11.1      10.8      10.8      10.8
Interest Income                       0.1        0.1       0.1       0.1       0.1       0.1       0.2       0.9       2.0       3.2
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Interest Expense                 14.6       14.5      14.2      13.7      13.0      12.0      10.9       9.9       8.8       7.6

Other Expenses                        0.0        0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Pre-Tax Income                        0.3        4.3       8.3      12.3      16.9      22.2      27.9      34.1      40.7      48.1

Income Taxes(a)                       1.4        3.0       4.6       6.2       8.0      10.2      12.5      14.9      17.6      20.5

                                 --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Income                       $   (1.1)  $    1.3  $    3.7  $    6.1  $    8.9  $   12.0  $   15.5  $   19.2  $   23.2  $   27.6
                                 ========   ========  ========  ========  ========  ========  ========  ========  ========  ========


Notes:

(a)  Assumes an effective tax rate of 40.0%.

CONFIDENTIAL                      INITIAL CASE
-------------------------------------------------------------------------------
PROJECTED BALANCE SHEET - NORWOOD PROMOTIONAL PRODUCTS, INC.             Page 3
[Dollars in Millions]


                                                                        Year Ended on or about August 31,
                                                                    -----------------------------------------
                                                         Pro Forma                 Projected
                                                         ---------  -----------------------------------------
                                                          8/31/97     1998       1999       2000       2001
                                                         --------   --------   --------   --------   --------
Assets
  Cash                                                   $    2.6   $    1.0   $    1.0   $    1.0   $    1.0
  Other Current Assets(a)                                    60.1       65.6       70.4       75.6       81.2
                                                         --------   --------   --------   --------   --------
  Total                                                      62.7       66.6       71.4       76.6       82.2

  PP&E                                                       21.1       20.3       19.4       18.5       17.6
  Other Fixed Assets                                         12.3       12.3       12.3       12.3       12.3
  Goodwill & Intangibles                                     39.0       35.8       32.6       29.4       26.2
  Deferred Financing Costs                                    3.0        2.7        2.4        2.1        1.8

                                                         --------   --------   --------   --------   --------
  Total Assets                                           $  138.2   $  137.7   $  138.1   $  138.9   $  140.0
                                                         ========   ========   ========   ========   ========

Liabilities
  Current Liabilities                                    $   23.0   $   24.9   $   26.8   $   28.8   $   31.1

  Debt:
  Existing Debt                                               0.0        0.0        0.0        0.0        0.0
  Revolving Credit Facility                                   7.2        3.5        0.0        0.0        0.0
    A Term Loan                                              40.0       40.0       38.3       30.9       21.0
    B Term Loan                                               0.0        0.0        0.0        0.0        0.0
  Senior Subordinated Notes                                 100.0      100.0      100.0      100.0      100.0
                                                         --------   --------   --------   --------   --------
  Total Debt                                                147.2      143.5      138.3      130.9      121.0

  Other Long-Term Liabilities                                 0.2        0.2        0.2        0.2        0.2
  Minority Interests                                          0.0        0.0        0.0        0.0        0.0

  Shareholders' Equity                                      (32.2)     (30.9)     (27.2)     (21.1)     (12.3)

                                                         --------   --------   --------   --------   --------
  Total Liabilities & Shareholders' Equity               $  138.2   $  137.7   $  138.1   $  138.9   $  140.0
                                                         ========   ========   ========   ========   ========
                                                              0.0        0.0        0.0        0.0        0.0

BALANCE SHEET STATISTICS
-------------------------------------------------------------------------------------------------------------
  Days Current Assets                                       124.7      123.1      122.6      122.1      121.7
  Days Current Liabilities                                   66.7       65.2       65.2       65.2       65.2
=============================================================================================================

                                                                   Year Ended on or about August 31,
                                                         ---------------------------------------------------
                                                                             Projected
                                                         ---------------------------------------------------
                                                           2002       2003      2004       2005       2006
                                                         --------   --------  --------   --------   --------
Assets
  Cash                                                   $    1.0   $    8.8  $   28.1   $   51.1   $   78.2
  Other Current Assets(a)                                    87.2       93.7     100.7      108.3      116.5
                                                         --------   --------  --------   --------   --------
  Total                                                      88.2      102.5     128.9      159.5      194.7

  PP&E                                                       16.6       15.7      14.8       13.9       13.0
  Other Fixed Assets                                         12.3       12.3      12.3       12.3       12.3
  Goodwill & Intangibles                                     23.0       19.8      16.6       13.4       10.2
  Deferred Financing Costs                                    1.5        1.2       0.9        0.6        0.3

                                                         --------   --------  --------   --------   --------
  Total Assets                                           $  141.6   $  151.5  $  173.5   $  199.7   $  230.5
                                                         ========   ========  ========   ========   ========

Liabilities
  Current Liabilities                                    $   33.5   $   36.0  $   38.8   $   41.8   $   45.1

  Debt:
  Existing Debt                                               0.0        0.0       0.0        0.0        0.0
  Revolving Credit Facility                                   0.0        0.0       0.0        0.0        0.0
    A Term Loan                                               8.2        0.0       0.0        0.0        0.0
    B Term Loan                                               0.0        0.0       0.0        0.0        0.0
  Senior Subordinated Notes                                 100.0      100.0     100.0      100.0      100.0
                                                         --------   --------  --------   --------   --------
  Total Debt                                                108.2      100.0     100.0      100.0      100.0

  Other Long-Term Liabilities                                 0.2        0.2       0.2        0.2        0.2
  Minority Interests                                          0.0        0.0       0.0        0.0        0.0

  Shareholders' Equity                                       (0.2)      15.2      34.5       57.6       85.2

                                                         --------   --------  --------   --------   --------
  Total Liabilities & Shareholders' Equity               $  141.6   $  151.5  $  173.5   $  199.7   $  230.5
                                                         ========   ========  ========   ========   ========
                                                              0.0        0.0       0.0       (0.0)       0.0

BALANCE SHEET STATISTICS
------------------------------------------------------------------------------------------------------------
  Days Current Assets                                       121.3      121.0     120.6      120.3      120.0
  Days Current Liabilities                                   65.2       65.2      65.2       65.2       65.2
============================================================================================================



-----------------
(a) Other Current Assets includes Inventory, Accounts Receivable and Prepaid Expenses.

CONFIDENTIAL                            INITIAL CASE
--------------------------------------------------------------------------------
PROJECTED CASH FLOW STATEMENT - NORWOOD PROMOTIONAL PRODUCTS, INC.        Page 4
[Dollars in Millions]






                                               Pro Forma               Year ended on or about August 31,
                                               ---------   ---------------------------------------------------------------------
                                                                                     Projected
                                                           ---------------------------------------------------------------------
                                                 1997      1998    1999    2000    2001    2002    2003    2004    2005    2006
                                               ---------   -----   -----   -----   -----   -----   -----   -----   -----   -----
EBITDA                                           $22.5     $26.9   $30.6   $34.1   $38.0   $42.3   $47.0   $52.1   $57.7   $63.8
Less:
Capital Expenditures                               4.9       4.0     4.0     4.0     4.0     4.0     4.0     4.0     4.0     4.0
Net Cash Interest Expense                                   14.2    13.9    13.4    12.7    11.7    10.6     9.6     8.5     7.3
Other Expenses                                               0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
Taxes                                                        3.0     4.6     6.2     8.0    10.2    12.5    14.9    17.6    20.5

Working Capital Items:
Incr/(Decr) in Non-Cash Current Assets                       5.5     4.8     5.2     5.6     6.0     6.5     7.0     7.6     8.2
(Incr)/Decr in Current Liabilities                          (1.9)   (1.9)   (2.1)   (2.2)   (2.4)   (2.6)   (2.8)   (3.0)   (3.3)
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Change in Working Capital                                    3.6     2.9     3.1     3.4     3.6     3.9     4.2     4.6     5.0

Other:
(Incr)/Decr in Other Long Term Liabilities                   0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Cash Flow Available for Debt Service                         2.1     5.2     7.4     9.9    12.8    16.0    19.4    23.0    27.1

Incr/(Decr) in Revolving Credit Facility                    (3.7)   (3.5)    0.0     0.0     0.0     0.0     0.0     0.0     0.0
Incr/(Decr) in A Term Loan                                   0.0    (1.7)   (7.4)   (9.9)  (12.8)   (8.2)    0.0     0.0     0.0
Incr/(Decr) in B Term Loan                                   0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
Incr/(Decr) in Senior Subordinated Notes                     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                                           -----   -----   -----   -----   -----   -----   -----   -----   -----
Net Cash Flow                                               (1.6)    0.0    (0.0)   (0.0)   (0.0)    7.8    19.4    23.0    27.1

Cash Balance
  Minimum Cash Balance                                       1.0     1.0     1.0     1.0     1.0     1.0     1.0     1.0     1.0
  Beginning Balance                                2.6       2.6     1.0     1.0     1.0     1.0     1.0     8.8    28.1    51.1
  Incr/(Decr)                                      0.0      (1.6)    0.0    (0.0)   (0.0)   (0.0)    7.8    19.4    23.0    27.1
                                                 -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                                   2.6       1.0     1.0     1.0     1.0     1.0     8.8    28.1    51.1    78.2
  Average Balance                                  2.6       1.8     1.0     1.0     1.0     1.0     4.9    18.4    39.6    64.7
  Interest Income                      5.000%      0.1       0.1     0.1     0.0     0.0     0.0     0.2     0.9     2.0     3.2

CONFIDENTIAL                       INITIAL CASE
--------------------------------------------------------------------------------
BALANCE SHEET ADJUSTMENTS - NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 5

[Dollars in Millions]

                               Actual                                  Pro Forma
                               ------      Financing    Accounting     ---------
                               8/31/97    Adjustments   Adjustments     8/31/97
                               -------    -----------   -----------    ---------
Assets
   Cash                        $  2.6       $ 86.5        $(86.5)        $  2.6
   Other Current Assets          60.1                                      60.1
                               ------       ------        ------         ------
   Total                         62.7         86.5         (86.5)          62.7

   PP&E                          21.1                                      21.1
   Other Long-Term Assets        12.3                                      12.3
   Goodwill & Intangibles        39.0                        0.0           39.0
   Deferred Financing Costs       0.0                        3.0            3.0

                               ------       ------        ------         ------
   Total Assets                $135.2       $ 86.5        $(83.5)        $138.2
                               ======       ======        ======         ======

Liabilities
   Current Liabilities         $ 23.0                                    $ 23.0

   Debt:
   Existing Debt                 60.7        (60.7)                         0.0
   Working Capital Revolver       0.0          7.2                          7.2
   A Term Loan                    0.0         40.0                         40.0
   B Term Loan                    0.0          0.0                          0.0
   Senior Subordinated Notes      0.0        100.0                        100.0
                               ------       ------        ------         ------
   Total Debt                    60.7         86.5           0.0          147.2

   Other Long-Term Liabilities    0.2                                       0.2
   Minority Interests             0.0                                       0.0

   Shareholders' Equity          51.3          0.0         (83.5)         (32.2)

                               ------       ------        ------         ------
   Total Liabilities &
      Shareholders' Equity     $135.2       $ 86.5        $(83.5)        $138.2
                               ======       ======        ======         ======
                                  0.0          0.0          (0.0)          (0.0)

CONFIDENTIAL                      INITIAL CASE
--------------------------------------------------------------------------------
CAPITALIZATION SCHEDULES -- NORWOOD PROMOTIONAL PRODUCTS, INC.            Page 6
[Dollars in Millions]

                                                              YEAR ENDED ON OR ABOUT AUGUST 31,
                                      ---------------------------------------------------------------------------------
                                      PRO FORMA                                 PROJECTED
                                      ---------   ---------------------------------------------------------------------
                             RATES      1997      1998    1999    2000    2001    2002    2003    2004    2005    2006
                            -------   ---------   -----   -----   -----   -----   -----   -----   -----   -----   -----
Revolving Credit Facility    8.500%
  Beginning Balance                       7.2       7.2     3.5     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Additions/(Payments)                    0.0      (3.7)   (3.5)    0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                          7.2       3.5     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

  Undrawn Portion            0.500%      17.8      21.5    25.0    25.0    25.0    25.0    25.0    25.0    25.0    25.0
  Interest on Undrawn
    Portion                               0.1       0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1     0.1

  Average Balance                         7.2       5.4     1.8     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Interest Expense                        0.7       0.6     0.3     0.1     0.1     0.1     0.1     0.1     0.1     0.1

A Term Loan                  8.500%
  Beginning Balance                      40.0      40.0    40.0    38.3    30.9    21.0     8.2     0.0     0.0     0.0
  Additions/(Payments)                    0.0       0.0    (1.7)   (7.4)   (9.9)  (12.8)   (8.2)    0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                         40.0      40.0    38.3    30.9    21.0     8.2     0.0     0.0     0.0     0.0

  Average Balance                        40.0      40.0    39.2    34.6    26.0    14.6     4.1     0.0     0.0     0.0
  Interest Expense                        3.4       3.4     3.3     2.9     2.2     1.2     0.3     0.0     0.0     0.0

B Term Loan                  8.750%
  Beginning Balance                       0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Additions/(Payments)                    0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                          0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

  Average Balance                         0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
  Interest Expense                        0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0

Senior Subordinated Notes   10.375%
  Beginning Balance                     100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
  Additions/(Payments)                    0.0       0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0
                                        -----     -----   -----   -----   -----   -----   -----   -----   -----   -----
  Ending Balance                        100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0

  Average Balance                       100.0     100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
  Interest Expense                       10.4      10.4    10.4    10.4    10.4    10.4    10.4    10.4    10.4    10.4

-------------------------------------------------------------------------------


                  COMPARABLE COMPANY PUBLIC MULTIPLES ANALYSIS


-------------------------------------------------------------------------------

ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Public Market Multiples

                                                               MARKET VALUE OF EQUITY AS A MULTIPLE OF:
                                                             --------------------------------------------
                                                              LTM                          LTM
                                PRICE     MARKET   MARKET    NET TO    1997E    1998E     CASH      LFQ
           COMPANY             NOV-6-97   VALUE    CAP.(A)   COMMON   EPS.(B)   EPS(B)   FLOW(C)   EQUITY
           -------             --------   ------   -------   ------   -------   ------   -------   ------
U.S. COMPANIES
Cyrk Inc.(d)                     12.56    171.9     174.4       NM        NA       NA      19.1     1.08
Equity Marketing Inc.(d)         28.63    170.4     156.9     20.9      18.3     15.1      18.2     5.57
HA-LO Industries                 27.00    550.7     589.2     44.5      36.0     27.0      34.0     8.35
Swiss Army Brands                10.75     88.3      84.6       NM        NM     12.6        NM     1.13
EUROPEAN COMPANIES
Bemrose Corporation             $ 6.82    $289.1   $333.8     11.5x     10.3x     9.2       7.6x    3.32x
                                          ---------------------------------------------------------------
                                                Minimum(e)    11.5x     10.3x     9.2x      7.6x    1.08x
                                                Mean(e)       25.7      21.6     16.0      19.7     3.89x
                                                Median(e)     20.9      18.3     13.9      18.6     3.32x
                                                Maximum(e)    44.5      36.0     27.0      34.0     8.35x
                                          ---------------------------------------------------------------
Norwood Promotional Products    $16.13    $81.4    $140.2     11.0x     14.0x    11.8x      5.9x    1.59x

                               MARKET CAPITALIZATION AS
                                    A MULTIPLE OF:
                               -------------------------

                                LTM       LTM      LTM
           COMPANY             SALES    EBITDA     EBIT
           -------             ------   -------   ------
U.S. COMPANIES
Cyrk Inc.(d)                    0.50      11.3     14.8
Equity Marketing Inc.(d)        1.27      11.2     12.3
HA-LO Industries                2.11*     24.3*    29.6*
Swiss Army Brands               0.66      48.2*      NM
EUROPEAN COMPANIES
Bemrose Corporation             1.04x      6.3x     8.0x
                                ------------------------
                    Minimum(e)  0.50x      6.3x     8.0x
                    Mean(e)     0.87x      9.6     11.7
                    Median(e)   0.85x     11.2     12.3
                    Maximum(e)  1.27x     11.3     14.8
                                ------------------------
Norwood Promotional Products    0.80x      6.1x     9.4x

---------------

Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Market Capitalization = Market Value of Equity + Preferred Equity + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities.
(b) Earnings Estimates were obtained from First Call as of Nov-7-97 and calendarized when necessary.
(c) Cash Flow = Income Available to Common + DD&A + Deferred Taxes + Earnings of Unconsolidated Subsidiaries.
(d) Insufficient detail available to adjust financials for recent acquisitions.
(e) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful or (*) items.

  ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
-------------------------------------------------------------------------------
Summary Data for Selected Industry Comparables


                                         LTM                                                     LTM       LFQ
                                       Net to    1997E     1998E     LTM      LTM      LTM      Cash     Common              LTM
Company                       Shares   Common    EPS(a)    EPS(a)   Sales    EBITDA    EBIT    Flow(b)   Equity     FYE     ENDED
----------------------------  ------   ------    ------    ------   ------   ------    -----   -------   ------    ------   ------
Bemrose Corporation            42.4     $25.1    $0.66     $0.74    $321.7    $53.1    $41.6    $38.1    $ 87.2    Dec-96   Jun-97
Cyrk Inc.                      13.7       2.7       NA        NA     345.4     15.5     11.8      9.0     159.4    Dec-96   Jun-97
Equity Marketing Inc.           6.0       8.1     1.56      1.89     123.4     14.0     12.8      9.4      30.6    Dec-96   Jun-97
HA-LO Industries               20.4      12.4     0.75      1.00     279.8     24.3     19.9     16.2      66.0    Dec-96   Jun-97
Norwood Promotional Products    5.0       7.4     1.15      1.37     175.8     23.1     15.0     13.7      51.3    Aug-97   Aug-97
Swiss Army Brands               8.2      (1.0)    0.00      0.85     128.3      1.8     (1.2)     0.3      77.8    Dec-96   Aug-97

---------------
Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Earnings Estimates were obtained from First Call as of Nov-7-97 and calendarized when necessary.
(b) Cash Flow = Income Available to Common + DD&A + Deferred Taxes + Earnings of Unconsolidated Subsidiaries.

ANALYSIS OF VALUATION MULTIPLES OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Summary Credit Statistics



                               CREDIT RATINGS
                                SENIOR DEBT           LTM           LTM       (EBITDA-        TOTAL       NEW DEBT/    TOTAL
                               --------------       EBITDA/       EBITDA/      CAPEX)/        DEBT/         NET        DEBT/
COMPANY                        MOODY'S    S&P      GROSS INT.     NET INT.    GROSS INT.    TOTAL CAP     BOOK CAP     EBITDA
-----------------------------  -------    ---      ----------     --------    ----------    ---------     ---------    ------
Bemrose Corporation               -        -            15.5x        15.5x         14.3x        33.9%         33.9%      0.8x
Cyrk, Inc.                        -        -             4.5          5.0           3.2x        17.8%          1.6%      0.5
Equity Marketing                  -        -              NM           NM            NM          0.0%           NM       0.0
HA-LO Industries                  -        -            32.2           NM          26.1x        38.0%         36.8%      1.3
NORWOOD PROMOTIONAL PRODUCTS      -        -             7.7          7.7           6.1x        54.5%         53.4%      2.6
Swiss Army Brands                 -        -            11.9           NM           3.4x         0.0%           NM       0.0




------------------------------------------
Definitions:
Gross Interest = Gross Interest incurred before subtracting (i) capitalized interest, (ii) interest income.
FFO = Funds From Operations = Net income from continuing operations plus depreciation, amortization, deferred income taxes, and other noncash items.

ANALYSIS OF CAPITAL STRUCTURE OF COMPARABLE PROMOTIONAL PRODUCTS COMPANIES
--------------------------------------------------------------------------------
Summary Data for Selected Industry Comparables



                                      MARKET     CASH &                              PREFERRED    MINORITY       MARKET
COMPANY                               VALUE    EQUIVALENTS   ST DEBT     LT DEBT     EQUITY       INTEREST      CAP.(a)
-----------------------------         ------   -----------   -------     --------    ---------    ---------     --------
Bemrose Corporation                   $289.1      $ 0.0       $ 0.0       $44.7        $0.0          $0.0        $333.8
Cyrk Inc.                              171.9       32.1        26.2         8.4         0.0           0.0         174.4
Equity Marketing Inc.                  170.4       13.5         0.0         0.0         0.0           0.0         156.9
HA-LO Industries                       550.7        1.9         9.1        31.3         0.0           0.0         589.2
NORWOOD PROMOTIONAL PRODUCTS            81.4        2.6         2.4        59.1         0.0           0.0         140.2
Swiss Army Brands                       88.3        3.7         0.0         0.0         0.0           0.0          84.6




------------------------------------------
Dollar amounts in U.S. millions except per share data and if otherwise stated.
(a) Market Capitalization = Market Value of Equity + Preferred Equity + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities.

--------------------------------------------------------------------------------

               COMPARABLE COMPANY ACQUISITION MULTIPLES ANALYSIS

--------------------------------------------------------------------------------

VALUATION ANALYSIS
--------------------------------------------------------------------------------
Acquisition Multiples For Comparable Manufacturing Companies
(Dollars in millions)

  ANNOUNC.                                                                                OFFER
    DATE               ACQUIROR                         TARGET/DESCRIPTION                VALUE
  --------   ----------------------------  ---------------------------------------------  -----
  1/29/97    Norwood Promotional Products  Wesburn Golf                                   $7.0
                                           Manufactures logo imprinted golf balls
  4/4/96     Norwood Promotional Products  Alpha Products                                  6.7
                                           Manufactures plastic drinking cups
  1/23/96    Norwood Promotional Products  Tee-Off Enterprises                             7.5
                                           Manufactures custom-imprinted golf balls
  7/31/95    Norwood Promotional Products  BTS Group                                       9.8
                                           Manufactures signs and advertising products
  4/1/95     Norwood Promotional Products  Air-Tex                                        15.8
                                           Manufactures promotional products
  2/22/95    Norwood Promotional Products  Designer Plastics                               3.9
                                           Manufactures plastic promotional bags
  12/14/94   Norwood Promotional Products  Bob Allen Companies                            16.8
                                           Manufactures luggage
  8/10/94    Norwood Promotional Products  Ocean Specialty Manufacturing                   3.5
  3/29/94    Norwood Promotional Products  ArtMold Products                               13.1
                                           Manufactures promotional products including
                                           keychains, golf tees, hats and pens
  2/22/94    Norwood Promotional Products  Key Industries Inc.                             9.5
                                           Manufactures promotional and advertising
                                           products



                            OFFER VALUE            TRANSACTION VALUE
                         AS A MULTIPLE OF:         AS A MULTIPLE OF:
                      ------------------------   ---------------------
  ANNOUNC.   TRANS.     NET     CASH     BOOK
    DATE    VALUE(a)  INCOME   FLOW(B)   VALUE   EBITDA   EBIT   SALES
  --------  --------  ------   -------   -----   ------   ----   -----
  1/29/97    $ 7.0       --       --       --       --     --    0.44

  4/4/96       9.9       --      5.4       --       --     --    0.61

  1/23/96      9.2      6.3      6.3       --       --      8.2  1.01

  7/31/95     11.2       --       --       --       --     39.6  1.52

  4/1/95      18.2       --       --       --       --     --      --

  2/22/95      4.9       --       --       --       --     57.6* 0.91

  12/14/94    19.2    316.0*      --       --       --    103.5* 2.41*

  8/10/94      4.9       --       --       --       --     --    0.67
  3/29/94     14.2       --       --       --       --     --    1.10


  2/22/94     11.9     10.6     10.6       --       --     --    0.99

           -----------------------------------------------------------
           MAXIMUM    10.6x     10.6x      --       --    39.6x  1.52x
              MEAN     8.4       7.4       --       --    23.9   0.91x
            MEDIAN     8.4       6.3       --       --    23.9   0.95x
           MINIMUM     6.3       5.4       --       --     8.2   0.44x
           -----------------------------------------------------------


---------------

(a) Transaction Value = Offer Value + Preferred Equity at Liquidation Value + Long Term Debt + Short Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds.
(b)  Cash Flow = Net Income + Depreciation & Amortization + Deferred Taxes

VALUATION ANALYSIS
-------------------------------------------------------------------------------
Acquisition Multiples for Comparable Distributors

(Dollars in millions)





ANNOUNC.                                                                                                OFFER
 DATE        ACQUIROR                                   TARGET/DESCRIPTION                              VALUE
--------    ---------------------------------------     ----------------------------------------        -----
  6/4/97    HA-LO Industries                            Lees/Keystone Inc.                              $ 4.0
            Distributor of speciality and premium       Distributor of promotional products
            promotional products

  5/8/97    Cyrk, Inc.                                  Simon Marketing                                  58.0
            Manufacturer of custom-imprinted            Global promotion agency and provider of
            promotional products and sports apparel     custom promotional products

  4/8/97    Cyrk, Inc.                                  Tonkin Inc.                                      22.0
            Manufacturer of custom-imprinted            Promotional products and catalog company
            promotional products and sports apparel

10/29/96    HA-LO Industries                            Creative Concepts in Advertising                 75.9
            Distributor of speciality and premium       Distributor of promotional products
            promotional products

12/22/95    HA-LO Industries                            Fletcher-Barnhardt & White                       10.2
            Distributor of speciality and premium       Distributor of specialty advertising
            promotional products                        products




                                OFFER VALUE                TRANSACTION VALUE
                             AS A MULTIPLE OF:             AS A MULTIPLE OF:
                          -------------------------     -----------------------
ANNOUNC.        TRANS.     NET      CASH       BOOK
 DATE          VALUE(a)   INCOME    FLOW(b)    VALUE    EBITDA    EBIT    SALES
--------       --------   ------    -------    -----    ------    ----    -----
  6/4/97        $  4.0        --         --       --        --      --     0.40



  5/8/97          39.2     380.9  *    52.6      7.0      10.1    13.4     0.10



  4/8/97          22.0        --         --       --        --      --     0.55



10/29/96          98.8        --         --       --     169.5  *   --     1.46



12/22/95          13.0      46.8       30.0      8.2      26.6    35.5     0.31

              ------------------------------------------------------------------
              Maximum       46.8x      52.6x     8.2x     26.6x   35.5x    1.46x
                 Mean       46.8       41.3      7.6      18.4    24.4     0.56x
               Median       46.8       41.3      7.6      18.4    24.4     0.40x
              Minimum       46.8       30.0      7.0      10.1    13.4     0.10x
              ------------------------------------------------------------------



---------------------
(a) Transaction Value = Offer Value + Preferred Equity at Liquidation Value + Long Term Debt + Short Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds.
(b)  Cash Flow = Net Income + Depreciation & Amortization